U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2013

ADA-ES, INC.

(Name of registrant as specified in its charter)

Colorado	000-50216	84-1457385
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

9135 South Ridgeline Boulevard, Suite 200, Highlands Ranch, Colorado	80129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (303) 734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

On July 1, 2013, ADA-ES, Inc., a Colorado corporation (“ADA”) reorganized into a holding company structure pursuant to that certain Agreement and Plan of Merger, dated as of March 25, 2013 (the “Reorganization Agreement”), that had previously been entered into by and among ADA, ADA Merger Corp., a Colorado corporation (“MergerCo”), and Advanced Emissions Solutions, Inc., a Delaware corporation (“ADES”). Pursuant to the Reorganization Agreement, MergerCo, which was a wholly owned subsidiary of ADES, merged with and into ADA, with ADA as the surviving corporation (collectively, with the other transactions contemplated by the Reorganization Agreement, the “Reorganization”). The Reorganization resulted in ADA becoming a wholly owned subsidiary of ADES, and each share of the no par value common stock of ADA that was issued and outstanding at the effective time of the merger was automatically converted into one duly-issued, fully-paid and non-assessable share of $0.001 par value common stock of ADES. ADES thereby replaced ADA as the publicly held company. In addition, each outstanding option to purchase or other right to acquire shares of common stock of ADA automatically converted into an option to purchase or right to acquire, upon the same terms and conditions, an identical number of shares of ADES common stock.

The foregoing description of the Reorganization is not complete and is qualified in its entirety by reference to the Reorganization Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

ADA has filed a Form 25 with the Securities and Exchange Commission (“SEC”) and a Company Event Notification Form with NASDAQ to remove its common stock from listing and registration. On July 1, 2013, the shares of common stock of ADES commence trading on the NASDAQ Capital Market under the symbol “ADES,” which was the symbol used by ADA prior to the Reorganization, and the shares of ADA are no longer publicly traded. Each outstanding certificate that, immediately prior to the Reorganization, evidenced common stock of ADA will be deemed and treated for all corporate purposes to evidence the ownership of the same number of shares of common stock of ADES until such certificate is thereafter surrendered for transfer or exchange in the ordinary course.

Item 3.03 Material Modification to Rights of Security Holders.

As a result of the Reorganization, shareholders of ADA became stockholders of ADES and the rights of such stockholders are now defined by the Delaware General Corporation Law, the Second Amended and Restated Certificate of Incorporation of ADES (“ADES Certificate”) and the Bylaws of ADES (“ADES Bylaws”). The ADES Certificate and ADES Bylaws are included as Exhibits 3.1 and 3.2, respectively, and are incorporated into this Item 3.03 by reference. Information about the difference in stockholder rights as a result of the Reorganization was previously disclosed in ADES’s Registration Statement on Form S-4 filed with the SEC on March 25, 2013.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Reorganization Agreement, the directors of ADES are the same individuals who were directors of ADA immediately prior to the Reorganization. The President and Chief Executive Officer, Senior Vice President, Chief Financial Officer and Secretary, Executive Vice President, Chief Operating Officer, Chief Technology Officer, Vice President and General Counsel and Vice President of Investor Relations of ADA immediately prior to the Reorganization are now the executive officers of ADES, holding those same offices.

ADES will adopt all of ADA’s effective registration statements under the Securities Act of 1933, as amended, and, pursuant to the Reorganization Agreement, has assumed the related equity compensation plans as follows: the 2003 Stock Compensation Plan #1, 2004 Stock Compensation Plan #2, 2003 Stock Option Plan, 2005 Directors’ Compensation Plan, Amended and Restated 2007 Equity Incentive Plan, as amended, Profit Sharing Retirement Plan and Amended and Restated 2010 Non-Management Compensation and Incentive Plan (collectively, the “Equity Plans”). The Equity Plans have been amended to reflect the assumption by ADES of the obligations of ADA under the Equity Plans.

Item 8.01 Other Events.

As more fully described above under “Introduction,” on July 1, 2013, ADA and ADES completed the previously announced Reorganization pursuant to the Reorganization Agreement.

As of July 1, 2013, the common stock of ADES is deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), ADES is the successor issuer to ADA. As a result, effective as of July 1, 2013, future filings with the SEC will be filed by ADES under CIK #0001515156.

On July 1, 2013, ADES issued a press release relating to the consummation of the Reorganization. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of March 25, 2013, among ADA-ES, Inc., Advanced Emissions Solutions, Inc. and ADA Merger Corp. (1)

3.1	Second Amended and Restated Certificate of Incorporation of Advanced Emissions Solutions, Inc. (2)

3.2	Bylaws of Advanced Emissions Solutions, Inc. (3)

99.1	Press Release, dated July 1, 2013, issued by Advanced Emissions Solutions, Inc. (4)

Notes:
(1)	Incorporated by reference to Exhibit 2.1 of ADES’s Registration Statement on Form S-4 filed with the SEC on March 25, 2013 (File No. 333-187505).
(2)	Incorporated by reference to Exhibit 3.1 of ADES’s Registration Statement on Form S-4 filed with the SEC on March 25, 2013 (File No. 333-187505).
(3)	Incorporated by reference to Exhibit 3.2 of ADES’s Registration Statement on Form S-4 filed with the SEC on March 25, 2013 (File No. 333-187505).
(4)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Emissions Solutions, Inc.

Date: July 1, 2013	By:	/s/ Mark H. McKinnies
Name: Mark H. McKinnies
Title: Senior Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of March 25, 2013, among ADA-ES, Inc., Advanced Emissions Solutions, Inc. and ADA Merger Corp. (1)

3.1	Second Amended and Restated Certificate of Incorporation of Advanced Emissions Solutions, Inc. (2)

3.2	Bylaws of Advanced Emissions Solutions, Inc. (3)

99.1	Press Release, dated July 1, 2013, issued by Advanced Emissions Solutions, Inc. (4)

Notes:
(1)	Incorporated by reference to Exhibit 2.1 of ADES’s Registration Statement on Form S-4 filed with the SEC on March 25, 2013 (File No. 333-187505).
(2)	Incorporated by reference to Exhibit 3.1 of ADES’s Registration Statement on Form S-4 filed with the SEC on March 25, 2013 (File No. 333-187505).
(3)	Incorporated by reference to Exhibit 3.2 of ADES’s Registration Statement on Form S-4 filed with the SEC on March 25, 2013 (File No. 333-187505).
(4)	Filed herewith.

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